UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 14, 2011

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State or Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01.                      Regulation FD Disclosure.

On June 14, 2011, Taubman Centers, Inc. (the Company or TCO) announced that it plans to sell 1,750,000 newly issued common shares in an underwritten public offering pursuant to its effective shelf registration statement filed June 14, 2011 with the Securities and Exchange Commission (SEC). The underwriter will be granted a 30-day option to purchase up to an additional 262,500 common shares.

This offering will not impact the second quarter cash dividend previously announced by the Company.

The information in this Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item  9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit                      Description

99                   Press release, dated June 14, 2011, entitled “Taubman Centers, Inc.
                            Announces Sale of 1,750,000 Common Shares.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2011                                                           TAUBMAN CENTERS, INC.

/s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit                      Description

99                   Press release, dated June 14, 2011, entitled “Taubman Centers, Inc.
                            Announces Sale of 1,750,000 Common Shares.”